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                                                                     EXHIBIT 1-A

                        1,262,500 Shares of Common Stock

                        CRAIG CONSUMER ELECTRONICS, INC.

                             UNDERWRITING AGREEMENT

                                                         Los Angeles, California
                                                                    May   , 1996

THE BOSTON GROUP, L.P.
As Representative of the
  Several Underwriters
  Named in Schedule I Hereto
1999 Avenue of the Stars, Suite 2550
Los Angeles, California 90067

Ladies and Gentlemen:

         Craig Consumer Electronics, Inc., a Delaware corporation (the "Company"), Richard I. Berger, Berger Holdings and Executive Marketing, Inc. Employee Pension Plan (collectively, "Berger"), Karl Johannsmeier ("Johannsmeier"), William Rollnick ("Rollnick") and Richard A. Miller, RAM Investment Group, a California general partnership, and Richard Alan Miller Inc. Employees' Pension Plan (collectively, "Miller") (Berger, Johannsmeier, Rollnick and Miller are collectively referred to herein as the "Selling Stockholders" and individually as a "Selling Stockholder") confirm their agreement with the several Underwriters named in Schedule I ("Schedule I") attached hereto and incorporated herein by this reference (the "Underwriters") with respect to the sale by the Company and the purchase by the Underwriters, severally and not jointly, of an aggregate of one million two hundred sixty-two thousand five hundred (1,262,500) shares ("Firm Shares") of the Company's common stock, no par value (the "Common Stock").

         Upon notice by the Representative (as defined below), as provided in
Section 3(b) hereof, the Company, Berger, Johannsmeier, Rollnick, and Miller shall issue and sell to the Underwriters, severally and not jointly, thirty-seven thousand five hundred (37,500), seventy thousand two hundred fifteen (70,215), forty-three thousand two hundred thirty (43,230), twenty-three thousand four hundred ninety (23,490) and thirteen thousand sixty-five (13,065) shares of Common Stock, respectively, for the purpose of covering over-allotments, if any (collectively, the "Option Shares"), such sales to be made in accordance with Section
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3(b) of this Agreement on a pro rata to the foregoing denominations by the
Company and the Selling Stockholders in the event that less than all of the Option Shares are sold. The Firm Shares and the Option Shares are hereinafter referred to collectively as the "Securities" and are more fully described in the Registration Statement and the Prospectus referred to below.

         The Company also proposes to issue and sell to The Boston Group, L.P. (the "Representative") or its designees, individually and not in its capacity as Representative, warrants (the "Representative's Warrants") pursuant to the Representative's Warrant Agreement (the "Representative's Warrant Agreement"), for the purchase of an additional one hundred twenty-five thousand (125,000) shares of Common Stock (the "Representative's Shares"). The shares of Common Stock issuable upon exercise of the Representative's Warrants are hereinafter referred to as the "Warrant Shares."

         1. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters as of the date hereof, and as of the Closing Date and each Option Closing Date (as such terms are defined below), if any, as follows:

            (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and amendments thereto, on Form S-1 (Registration No. 333-1868), including any related preliminary prospectus (the "Preliminary Prospectus"), for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). After the date hereof, the Company shall not file any other amendment to such Registration Statement which the Representative shall have reasonably objected to after having been furnished with a copy thereof unless the Company's outside counsel reasonably determines in a written opinion that such amendment or supplement is required to be filed pursuant to applicable law. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendments thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means: (i) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements, (ii) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) and 430A under the Act, or (iii) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement; and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference hereto to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. For purposes hereof, "Rules and Regulations" means the rules and regulations adopted by the Commission under the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

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            (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or the Prospectus or any part of any of the foregoing, and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any part thereof have been initiated or are pending, contemplated or threatened. Each Preliminary Prospectus and the Registration Statement (including each amendment thereto), at the time of filing thereof, complied with the requirements of the Act and the Rules and Regulations, and neither any Preliminary Prospectus nor the Registration Statement, at the time of filing thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            (c) When the Registration Statement becomes effective and at all times subsequent thereto up to and including the Closing Date and each Option Closing Date, if any, and during such other periods as a prospectus may be required to be delivered in connection with sales by any Underwriter or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will comply with the requirements of the Act and the Rules and Regulations, and at and through such dates, neither the Registration Statement, the Prospectus nor any amendment thereof or supplement thereto will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            (d) The Company does not own an interest in any corporation, partnership, trust, joint venture or other entity. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. The Company is duly qualified and licensed and in good standing as a foreign corporation, in each jurisdiction in which it owns or leases property or in which the conduct of its business, as currently being conducted, requires such qualification or licensing. The Company has all requisite power and authority (corporate, if applicable, and other), and has obtained any and all authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials, agencies, authorities and bodies (including, without limitation, those having jurisdiction over environmental, health or similar matters) necessary to own or lease its properties and conduct its business as described in the Prospectus other than those authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials, agencies, authorities and bodies (including, without limitation, those having jurisdiction over environmental, health or similar matters) which, singularly or in the aggregate, the failure to obtain would not materially and adversely affect the condition (financial or otherwise), earnings, business affairs, position, prospects, stockholders' equity, operations, properties, businesses or results of operations of the Company taken as a whole. The Company is and has been doing business in substantial compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules, regulations and orders; and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorizations, approvals, orders, licenses,

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certificates, franchises or permits which, singularly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition (financial or otherwise), earnings, business affairs, position, prospects, stockholders' equity, operations, properties, businesses or results of operations of the Company. The disclosure in the Registration Statement concerning the effects of federal, state and local laws, rules, regulations and orders on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

            (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization" and "Description of Capital Stock" and will have the adjusted capitalization set forth therein on the Closing Date and each Option Closing Date, if any, based upon the assumptions set forth therein. The Company is not a party to or bound by any instrument, agreement or other arrangement or understanding providing for or requiring it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Representative's Warrant Agreement, the Company's Incentive Stock Option Plan (the "Incentive Plan"), the Company's Non-Statutory Stock Option Plan (the "Non-Statutory Plan"), and options to purchase 341,724 and 41,204 shares of Common Stock at an exercise price of $1.82 per share issued to Richard Berger and Alan Miller. The Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all respects to the description thereof contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and the holders of ownership interests in the Company are not subject to personal liability by reason of being such holders; and none of such securities was issued in violation of the preemptive rights or other similar rights of any holders of any security of the Company. The Securities are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities, when delivered by the Company, will be in due and proper form. Upon the issuance and delivery of the Securities pursuant to the terms hereof and the Representative's Warrant Agreement and Representative's Warrants and Representative's Shares to be sold by the Company hereunder and thereunder, respectively, the Underwriters and the Representative, respectively, will acquire good and marketable title to such Securities and Representative's Warrants and Representative's Shares, free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction of any kind whatsoever.

            (f) The financial statements of the Company and the notes thereto included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position, results of operations and cash flow and changes in financial position and stockholders' equity of the Company at the respective dates and for the

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respective periods to which they apply, and such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. The as adjusted and/or pro forma combined financial information included in each Preliminary Prospectus, the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in conformity with the Rules and Regulations and have been properly compiled on the basis described therein consistent with the historical financial statements included in the Registration Statement, each Preliminary Prospectus and the Prospectus. The assumptions underlying such as adjusted and/or pro forma financial information are reasonable, and the adjustments made therein are appropriate to give effect to the transactions or circumstances referred to therein. There has been no material adverse change, or development involving a material prospective change, in the condition (financial or otherwise), earnings, business affairs, position, prospects, stockholders' equity, operations, obligations, properties, businesses or results of operations of the Company, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus, except as described therein. The outstanding debt, the property and assets (both tangible and intangible) and the businesses of the Company conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The financial information set forth in the Prospectus under the headings "Summary - Summary Financial Data," "Dilution," "Capitalization," "Selected Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly presents the information set forth therein and such financial information has been derived from or compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, each Preliminary Prospectus and the Prospectus as described above.

            (g) The Company (i) has paid or made adequate provision for payment of all federal, state and local taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and any other assessments, fines or penalties leveled against it and has furnished all information returns it is required to furnish pursuant to the Code or otherwise,
(ii) has established adequate reserves for such taxes, assessments, fines or penalties which are not due and payable and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

            (h) The Company has filed a Form 8-A with the Commission providing for the registration under the Exchange Act of its Common Stock, which registration shall become effective concurrently with the effectiveness of the Registration Statement

            (i) The Company maintains insurance policies, including, without limitation, general liability, property and personal liability insurance, and surety bonds which insure the Company, its employees and such other persons to whom such entities may become liable against such losses and risks generally insured against by reasonably comparable businesses.

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            (j) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding (including, without limitation, those pertaining to environmental, health or similar matters) pending or, to the best of the Company's knowledge, contemplated or threatened (or circumstances that may give rise to the same), to which the Company is subject or to which any property or assets (tangible or intangible) of the Company is subject (or circumstances that may give rise to the same) which (i) questions the validity of the capital stock of the Company, of this Agreement, of the Representative's Warrant Agreement or of any action or transaction contemplated by this Agreement, the Representative's Warrant Agreement, the Registration Statement or the Prospectus, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects) or (iii) might, if adversely determined, materially and adversely affect the condition (financial or otherwise), earnings, business affairs, position, prospects, stockholders' equity, operations, properties, businesses or results of operations of the Company.

            (k) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities, to enter into this Agreement and the Representative's Warrant Agreement and to consummate the transactions contemplated in such agreements, the Registration Statement and the Prospectus; and this Agreement has been duly and properly authorized, executed and delivered by the Company. This Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors, rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law).

            (l) Neither the issuance, delivery and sale of the Securities, the execution, delivery or performance of this Agreement, or Representative's Warrant Agreement, the consummation of the transactions contemplated herein, therein, in the Registration Statement and in the Prospectus, the consummation of the Recapitalization (as hereinafter defined), nor the conduct of the Company's business as described in the Registration Statement, the Prospectus and any amendments thereof or supplements thereto, conflicts or will conflict with, or results or will result in any breach or violation of any of the terms, covenants, conditions or provisions of, or constitutes or will constitute (with notice, the lapse of time or both) a default under, or results or will result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets (tangible or intangible) of the Company (except as described in the Prospectus) pursuant to the terms of, (i) the Certificate of Incorporation or bylaws of the Company, (ii) any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders, agreement, purchase order, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be

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subject or (iii) any law, statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, administrative agency or other governmental or regulatory official, agency authority or body (including, without limitation, those having jurisdiction over environmental, health or similar matters) having jurisdiction over the Company or any of its activities or properties.

            (m) No consent, approval, authorization, registration, qualification, or order of, and no filing with, any court, administrative agency or other government or regulatory official, agency, authority or body is required for the issuance, delivery and sale of the Securities pursuant to this Agreement, the Prospectus and the Registration Statement, the performance of this Agreement and the Representative's Warrant Agreement and the consummation of the transactions contemplated hereby, by the Registration Statement and by the Prospectus, except under the Act, state securities or "blue sky" laws and the rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the Underwriters' purchase and distribution of the Securities.

            (n) All agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed or required to be filed as exhibits to the Registration Statement to which the Company therein is a party or by which it may be bound are accurately described and fairly present the information required to be shown with respect thereto by Form S-1 or the Rules and Regulations; there are no agreements, contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required; and the exhibits which have been filed are complete and correct copies of the agreements, contracts or other documents of which they purport to be copies.

            (o) Subsequent to the respective dates as of which information is set forth in the Registration Statement and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not done, or agreed to do, any of the following, (i) issued any securities or incurred any liability or obligation, direct, indirect or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business or (iii) except for the payment of accrued dividends in the form of promissory notes as described in the Prospectus under "Dividend Policy," declared or paid any dividend or made any other distribution on or in respect of any class of its capital stock; and, subsequent to such dates, there has not been any change in the capital stock or any change in the debt (long- or short-term) or liabilities or obligations or any material change in the condition (financial or otherwise), earnings, business affairs, position, prospects, stockholders' equity, operations, properties, businesses or results of operations of the Company except for debt, liabilities and obligations incurred in the normal course of business consistent with past practices.

            (p) No material default exists, and no event has occurred which, with notice, lapse of time or both, would constitute a default in the due performance and observance of any term, covenant, condition or provision of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders' agreement, purchase order, note, loan or credit agreement or any other

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material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which it is or may be bound or its properties or assets (tangible or intangible) are or may be subject; except where such default would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, position, prospects, stockholders' equity, operations, properties, businesses or results of operations of the Company taken as a whole.

            (q) The Company believes it has generally enjoyed a satisfactory employer-employee relationship with its employees and it is in substantial compliance with all federal, state and local laws, rules, regulations and orders respecting employment and employment practices, including, without limitation, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company by the U.S. Department of Labor, the Department of Justice - Immigration and Naturalization Service or any other governmental or regulatory official, agency, authority or body responsible for the enforcement of such federal, state or local laws, rules, regulations and orders. There is no unfair labor practice charge or complaint pending, threatened or contemplated against the Company before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending, threatened or contemplated against or involving the Company and none has ever occurred. There are no existing collective bargaining agreements with the Company. No representation question exists respecting the employees of the Company and no collective bargaining agreement or modification thereof is currently being negotiated by or on behalf of the Company. No grievance or arbitration proceeding is pending, threatened or contemplated under any expired collective bargaining agreements of the Company. No labor dispute with the employees of the Company is pending, threatened or contemplated.

            (r) The Company does not maintain, sponsor, contribute, have any obligation to contribute or have any obligation with respect to, or at any time previously maintained, sponsored, contributed, had any obligation to contribute or had any obligation with respect to, any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan" or a "multi-employer plan" (each an "ERISA Plan"), as such terms are defined in Sections 3(2), 3(l) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Company does not maintain, sponsor, contribute, have any obligation to contribute or have any obligation with respect to or has it at any time previously maintained, sponsored, contributed, had any obligation to contribute or had any obligation with respect to, a "defined benefit plan," as defined in section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company is not in any way liable in connection with a "multiemployer plan" from which it has ever completely or partially withdrawn.

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
            (s) Neither the Company nor any of its employees, directors, stockholders or affiliates (within the meaning of the Rules and Regulations) of any of the foregoing, has taken, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act or otherwise, the illegal stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

            (t) The Company owns all trademarks, trade names, service marks, service names, copyrights, patents and patent applications or any licenses or rights to the foregoing, which, individually or in the aggregate, are material to its condition (financial or otherwise), earnings, business affairs, position, prospects, stockholders' equity, operations, properties, businesses or results of operations, and, except as specifically disclosed in the Prospectus, no such trademarks, trade names, service marks, service names, copyrights or patents are in dispute or are in conflict with any right of any other person or entity.

            (u) The Company has the unrestricted right to use all trade secrets, know-how (including, without limitation, all unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, technology, designs, processes, works of authorship, computer programs and technical data and information that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company, free and clear of and without violating any right, lien or claim of others, including, without limitation, former employers of their employees.

            (v) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property owned or leased, by it.

            (w) Arthur Andersen LLP, whose report is filed with the Commission as a part of the Registration Statement, each Preliminary Prospectus and the Prospectus, is an accounting firm of independent certified public accountants as required by the Act and the Rules and Regulations.

            (x) The Company has caused to be executed agreements pursuant to which each of the Selling Stockholders (and any affiliated entities of such Selling Stockholders that own Common Stock), who collectively own all of the issued and outstanding shares of Common Stock, has agreed, for a period of twelve (12) months following the effective date of the Registration Statement, not to, directly or indirectly, offer, offer to sell, sell, grant an option for the purchase or sale of, transfer, assign, pledge, hypothecate or otherwise encumber or enter into any agreement to do any of the foregoing with respect to any securities issued or issuable by the Company, whether or not owned by or registered in the name of such person, or dispose of any interest therein (whether pursuant to Rule 144 under the Act or otherwise), without the prior written consent of the Representative (collectively, the "Lock-Up Agreements").

            (y) Other than the payment by the Company of $50,000 to Alan Wishnow described in the Prospectus, there are no claims, payments, issuances, agreements,

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
arrangements or understandings, whether oral or written, for services in the nature of a finder's fee, brokerage fee, origination fee or otherwise with respect to the offerings contemplated by this Agreement, the Representative's Warrant Agreement, the Registration Statement and the Prospectus or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation as determined by the NASD other than as disclosed in the Registration Statement and Prospectus and other than as the Representative may itself have agreed to with third parties.

            (z) The Securities have been approved for quotation on the Nasdaq National Market (the "NNM").

            (aa) Neither the Company nor any officer, stockholder, employee, agent nor any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or any official or employee of any governmental agency or instrumentality of any government or any political party or candidate for office or any other person who was, is or may be in a position to help or hinder the business of the Company (or assist them in connection with any actual or proposed transactions) which might subject the Company or any other such person to any damage or penalty in any civil, criminal or governmental action, suit, inquiry, investigation, litigation or proceeding.

            (ab) Except as set forth in the Prospectus under "Certain Transactions" and "Management - Compensation Committee Interlocks and Insider Participation," no officer, director or stockholder of the Company, and no affiliate or associate (as those terms are defined in the Rules and Regulations) of any of the foregoing persons or entity, has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company or (B) purchases from or sells or furnishes to the Company any products or services or (ii) a beneficial interest in any contract, arrangement, understanding or agreement to which the Company is a party or by which the Company or any of its property or assets (tangible or intangible) may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions" and "Management Compensation Committee Interlocks and Insider Participation," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company and any officer or director of the Company or any person listed in the "Principal and Selling Stockholders" section of the Prospectus, or any affiliate or associate of any of the foregoing persons or entity.

            (ac) The minute books of the Company have been made available to the Representative and contain a complete summary of all meetings and actions of the directors and stockholders of the Company since the time of its incorporation, and reflect all material transactions referred to in such minutes accurately in all material respects.

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            (ad) Except as described in the Registration Statement, no person, corporation, trust, partnership, association or other entity has the right to include or register any securities of the Company in the Registration Statement or to require that any registration statement be filed by the Company or, if filed, to include any security in such registration statement. No person, corporation, trust, partnership, association or other entity holds any antidilution rights with respect to any securities of the Company.

            (ae) Any certificate signed by any officer of the Company, and delivered to the Representative or to the Underwriters' Counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

            (af) The Company has (i) entered into an employment agreement with each of Richard Berger, Donna Richardson, Bonnie Metz and Anthony Mirando in the forms filed as Exhibits 10-E, 10-L, 10-M and 10-N to the Registration Statement, and (ii) purchased key-man life insurance on the life of Richard Berger in the amount of $1,000,000 which policy names the Company as the sole beneficiary thereof.

            (ag) The Representative's Warrant Agreement has been duly and validly authorized by the Company and, assuming due execution by the Representative, constitutes or will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law). The Company has reserved and available for issuance a sufficient number of shares of Common Stock to be issued upon exercise of the Representative's Warrants.

            (ah) [Intentionally omitted]

            (ai) The Company is familiar with the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an "investment company" within the meaning of the 1940 Act and such rules and regulations.

            (aj) The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of the Company. The system of internal accounting controls maintained by the Company and is sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary (A) to permit preparation of financial statements in accordance with generally accepted accounting principals and (B) to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization;

and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any difference.

            (ak) All transactions necessary to complete the conversion of 250,000 shares of outstanding Series A Preferred Stock into [1,300,052] shares of Common Stock and the subsequent 3.64-to-one reverse stock split on the then outstanding shares of Common Stock (collectively, the "Recapitalization") have been consummated and the Recapitalization was effectuated as described in the Prospectus on or prior to the date of this Agreement. All necessary corporate proceedings of the Board of Directors and stockholders of the Company had been duly taken to authorize the Recapitalization. The Company's phantom stock option is terminated and promissory notes in the amounts and on the terms indicated in the portion of the Prospectus entitled "Certain Transactions" shall have been issued to the individuals named therein. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court of other tribunal which is required by the Company for the completion of the Recapitalization has not been obtained. No consent, approval or authorization of any party to any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders, agreement, purchase order, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which it is or may be bound or to which its properties or assets (tangible or intangible) are or may be subject, was required for the completion of the Recapitalization that was not obtained. The implementation of the Recapitalization does not conflict or will not conflict with, does not result and will not result in any breach or violation of any of the terms, covenants, conditions or provisions of, does not constitute or will not constitute (with notice, the lapse of time or both) a default under, results or will result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets (tangible or intangible) of the Company pursuant to the terms of, (i) the certificate of incorporation or bylaws of the Company,
(ii) any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders' agreement, purchase order, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) are or may be subject or (iii) any law, statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, administrative agency or other governmental or regulatory official, agency authority or body (including, without limitation, those having jurisdiction over environmental, health or similar matters) having jurisdiction over the Company or its activities or properties.

         2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders, severally but not jointly represents and warrants to, and covenants and agrees with, each of the Underwriters as of the date hereof, as of the Closing Date and as of each Option Closing Date, as follows:

            (a) All authorizations, orders, consents and other approvals necessary for the execution and delivery of this Agreement and the sale and delivery of the portion of the Option Shares to be sold by the Selling Stockholders have been duly and validly given, and the Selling Stockholders have full legal right, power and authority to enter into this Agreement and to sell and deliver such portion of the Option Shares to the Underwriters. This Agreement constitutes a legal, valid and binding agreement of the Selling Stockholders enforceable against each of the Selling Stockholders in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law).

            (b) Each Selling Stockholder has, and on the Closing Date and each Option Closing Date will have, good, valid and marketable title to the Option Shares being sold by him or it. Such Option Shares, at each such date, have not previously been sold except pursuant to and as contemplated by this Agreement; and upon the delivery of and payment for the Option Shares, good, valid and marketable title thereto, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, will pass to the Underwriters;

            (c) Neither the execution, delivery or performance of this Agreement, any Power of Attorney and Custody Agreement to be executed by the Selling Stockholders in connection with the transactions contemplated by this Agreement (the "Power-of-Attorney" and the "Custody Agreement," respectively), the delivery and sale of the Option Shares nor the consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus conflicts or will conflict with or results or will result in any breach or violation of any of the terms, covenants, conditions or provisions of, or constitutes or will constitute (with notice, the lapse of time or both) a default under, or results or will result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets (tangible or intangible) of any Selling Stockholder pursuant to the terms of,
(i) any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, purchase order, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which any Selling Stockholder is a party or by which he or it is or may be bound or to which any of his or its properties or assets (tangible or intangible) is or may be subject or (ii) any law, statute, judgment, decree, order, rule or regulation applicable to any Selling Stockholder of any arbitrator, court, administrative agency or other governmental official, agency, authority or body (including, without limitation, those having jurisdiction over environmental, health or similar matters) having jurisdiction over such Selling Stockholder or any of his activities or properties.

            (d) No Selling Stockholder has taken, and no Selling Stockholder will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

            (e) Each Selling Stockholder has duly delivered to the Company, as its attorney-in-fact, certificates evidencing such Selling Stockholders portion of the Option Shares, duly executed blank stock powers with respect thereto and a duly executed power of attorney authorizing the Company to deliver such certificates as part of, and in accordance with, the transactions contemplated hereby. Such stock powers and powers of attorney are in form and substance satisfactory to the Representative.

            (f) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding pending, contemplated or threatened (or circumstances that may give rise to the same), to which any Selling Stockholder is subject or to which any property or assets (tangible or intangible) of any Selling Stockholder is subject (or circumstances that may give rise to the same) which questions the validity of this Agreement or of any action or transaction contemplated by this Agreement, the Registration Statement or the Prospectus.

            (g) Each Selling Stockholder represents and warrants to, and agrees with, the Underwriters to the same effect as the representation and warranties of the Company set forth in Section 1 of this Agreement; provided, however, each Selling Stockholder shall be liable for breach of the representations and warranties in this Section 2(g) only for an amount not exceeding the proceeds received by such Selling Stockholder from the sale of the Option Shares hereunder; provided, however, that such limitation on liability for a breach of the representations and warranties in this Section 2(g) shall not apply to Berger.

            (h) Each Selling Stockholder has reviewed the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding such Selling Stockholder set forth therein under the caption "Principal and Selling Stockholders" is complete and accurate.

            (i) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, each Selling Stockholder shall deliver to the Representative prior to or on the Closing Date, a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form of statement specified by Treasury Department regulations in lieu thereof).

            (j) Each Preliminary Prospectus, to the best knowledge of such Selling Stockholders and, with respect to Selling Stockholders other than Berger, without inquiry, as of its date, has conformed in all material respects with the requirements of the Act and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and at the time of effectiveness of the Registration Statement and at all times subsequent thereto, up to the Closing Date or each Option Closing Date, as the case may be (1) the Registration Statement and the Prospectus and any amendments or supplements thereto, to the knowledge of such Selling Stockholder, contained or will contain all statements that are required to be stated therein in accordance with the Act and in all material respects conformed or will in all material respects conform to the requirements of the Act, and (2) neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, to the knowledge of such Selling Stockholder, included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

            (k) At any time during the period described in Section 5(f) hereof, any such Selling Stockholder becomes aware of any change in the information referred to in Section 2(a)(i) above, such Selling Stockholder will immediately notify the Representative of such change.

         3. Purchase, Sale and Delivery of the Securities.

            (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters the Firm Shares, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company that number of the Firm Shares set forth opposite such Underwriter's name, in Schedule I at a price equal to $_______ per Share.

            (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholders, severally but not jointly, hereby grant an option to the Underwriters to purchase all or any part of the Option Shares at a price equal to $____ per share. The Option Shares shall be purchased, if the option is exercised as provided herein, from the Company and the Selling Stockholders for the accounts of the several Underwriters, severally and not jointly, in proportion to the aggregate number of Firm Shares set forth opposite such Underwriter's name in Schedule I, except that the respective purchase obligations of each Underwriter may be adjusted by the Representative so that no Underwriter shall be obligated to purchase fractional Option Shares. The option granted hereby will expire, to the extent unexercised, forty-five (45) days after the date hereof, and may be exercised, in the Representative's sole discretion, in whole or in part from time to time, only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Shares, upon notice by the Representative to the Company setting forth the number of Option Shares as to which the Underwriters are then exercising the option and the time and date of payment for and delivery of any such Option Shares. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representative, but shall not be later than five (5) full business days after the exercise of said option, or in any event prior to the Closing Date, unless otherwise agreed upon by the Representative and the Company. Each time the Underwriters exercise the option for less than all of the Option Shares, the number of Option Shares then to be sold shall be allocated pro rata (in accordance with the allocation set forth in the second paragraph of this Agreement) among the Company and the Selling

Stockholders. Nothing herein contained shall in any way obligate the Underwriters to exercise the option granted hereby. No Option Shares shall be delivered unless the Firm Shares shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

            (c) Payment of the purchase price for, and delivery of certificates evidencing, the Firm Shares shall be made at the offices of the Representative at 1999 Avenue of the Stars, Suite 2550, Los Angeles, California, or at such other place as shall be agreed upon by the Representative and the Company. Such delivery and payment shall be made at 10:00 a.m. (Los Angeles time) on May ___, 1996 (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Shares shall be made at the above-mentioned office of the Representative or at such other place as shall be agreed upon by the Representative and the Company with respect to each applicable Option Closing Date as specified in the relevant notice from the Representative to the Company. Delivery of the certificates representing the Firm Shares and the Option Shares, if any, shall be made to the Representative against payment by the Underwriters of the purchase price for the Firm Shares and the Option Shares, if any, respectively, to the order of the Company by wire transfer or certified or official bank checks payable in Los Angeles Clearing House funds. Certificates representing the Firm Shares and the Option Shares, if any, respectively, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Representative may request in writing at least two (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates representing the Firm Shares and the Option Shares, if any, shall be made available to the Representative at such offices or such other place as the Representative may designate for inspection, checking and packaging no later than 9:30 a.m. Los Angeles time on the last business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

            (d) On the Closing Date, the Company shall issue and sell to you, individually and not in your capacity as the Representative, or to your designees, the Representative's Warrants for an aggregate purchase price of fifty dollars ($50), which warrant shall entitle the holders thereof to purchase an aggregate of an additional one hundred twenty-five thousand (125,000) shares of Common Stock. The Representative's Warrants shall be issued pursuant to the Representative's Warrant Agreement, substantially in the form filed as Exhibit 4-B to the Registration Statement. Payment for the Representative's Warrants shall be made on the Closing Date. The Representative's Warrants and the Representative's Shares underlying them shall be registered in the Registration Statement and such Registration Statement shall be kept effective as required by the Representative's Warrant Agreement.

         4. Public Offering of the Securities. Upon the effectiveness of the Registration Statement, the Underwriters shall make a public offering of the Firm Shares and such of the Option Shares as the Representative may determine at the initial price and upon the other terms set forth in the Prospectus. The Underwriters may from time to time thereafter increase or decrease the public offering price of the Securities to such extent as the Representative, in its sole discretion, deems advisable. The Underwriters may enter into one or more agreements as they, in their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

         5. Covenants and Agreements of the Company. The Company covenants and agrees with each of the Underwriters as follows:

            (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective simultaneously with or as promptly as practicable after the date of this Agreement and will not at any time after the earlier of the date of this Agreement or the effective date of the Registration Statement, file any amendment to the Registration Statement or Term Sheet or supplement to the Prospectus or file any document under the Act or the Exchange Act before termination of the offering of the Securities to the public by the Underwriters of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected (unless the Company's outside counsel reasonably determines in a written opinion that such amendment or supplement is required to be filed pursuant to applicable law) or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations. The Company shall use its best efforts to maintain the effectiveness of the Registration Statement (by filing supplements or post-effective amendments or as otherwise may be required under the Act and the Rules and Regulations) until the earlier of the time that all Representative's Shares have been sold pursuant to such registration statement or the date which is five (5) years from the date the Representative's Warrants are initially issued.

            (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Representative and confirm the same in writing (i) when the Registration Statement, as amended, becomes effective, when any post-effective amendment to the Registration Statement becomes effective and, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A, (ii) of the issuance by the Commission or any State or other regulatory body of any stop order or other order, or of the initiation or the threat or contemplation of any proceeding, the outcome of which may result in the suspension of the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement or Term Sheet thereto, or the institution of any proceedings for that purpose, (iii) of the issuance by the Commission or any State or other regulatory body of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation or the threat or contemplation of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state or other regulatory body shall enter a stop order or other order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or suspend such qualification at any time, the Company will make every effort to obtain promptly the lifting of such order or suspension.

            (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representative) with the Commission, or transmit the Prospectus by a means reasonably calculated to result in filing the same with the Commission, pursuant to Rule 424(b)(1) under the Act (or, if applicable and if consented to by the Representative, pursuant to Rule 424(b)(4)) within the time period specified in Rule 424(b)(1) (or if applicable, Rule 424(b)(4)) or shall deliver and shall file with the Commission a Term Sheet (in form and substance satisfactory to the Representative) in accordance with Rule 434 under the Act.

            (d) The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendments) or any amendment or supplement or Term Sheet to the Prospectus (including any revised prospectus which the Company proposes for use in connection with the offering of any of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) under the Act), and will furnish the Representative with copies of any such amendment or supplement or Term Sheet a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Representative or Jeffer, Mangels, Butler & Marmaro LLP, the Underwriters' counsel (the "Underwriters' Counsel"), shall reasonably object unless the Company's outside counsel reasonably determines in a written opinion that such amendment or supplement or Term Sheet is required to be filed pursuant to applicable law.

            (e) The Company shall use its best efforts, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for the initial public offering and sale under the securities or "blue sky" laws of such jurisdictions as the Representative may reasonably designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will use its best efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction to continue such qualification.

            (f) During the time when a prospectus is required to be delivered under the Act, the Company shall comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of the Company or counsel for the Company or the Representative or the Underwriters' Counsel, the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Company will promptly notify the Representative and prepare and file, at the Company's expense, with the Commission an appropriate amendment or supplement to the Registration Statement or an amendment or supplement to the Prospectus which will correct such statement or omission, or effect such compliance, each such amendment or supplement to be reasonably satisfactory to the Representative and the Underwriters' Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may request.

            (g) As soon as practicable, but in any event not later than forty-five (45) days after the end of the twelve (12) month period beginning after the effective date of the Registration Statement, the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) under the Act, and to the Representative, an earnings statement which will comply with the provisions of Section 11(a) of the Act and Rule 158(a) promulgated under the Act.

            (h) During the five (5) year period commencing on the date hereof, so long as the Company has securities which are registered under the Act or the Exchange Act or otherwise publicly tradeable and Common Stock continues to be outstanding, the Company, at its expense, will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent certified public accountants) and unaudited quarterly reports for each of the first three (3) fiscal quarters of the Company (such reports, whether or not the Company is then subject to the periodic reporting requirements of the Exchange Act, are to be in conformity with the requirements of the Exchange Act) and will deliver to the Representative:

                (i) concurrently with furnishing such quarterly reports to its stockholders, balance sheets, statements of operations and cash flow of the Company for such quarter and any year to date period in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

                (ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity and cash flows of the Company for such fiscal year, accompanied by a copy of the report thereon of independent certified public accountants;

                (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

                (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD, Nasdaq or any securities exchange; and

                (v) any additional information of a public nature concerning the Company or its businesses which the Representative may reasonably request.

            (i) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Common Stock.

            (j) The Company will furnish to the Representative and the Underwriters, without charge and at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which will be signed and will include all financial statements and exhibits, one for the Representative and one for the Underwriters' Counsel), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement and any Term Sheet, in each case as soon as available and in such quantities as the Representative may reasonably request.

            (k) The Company agrees that, for a period of twelve (12) months commencing with the effective date of the Registration Statement, except as contemplated hereby, it shall not, without the prior written consent of the Representative, issue, sell, grant an option for the sale of, assign, transfer, pledge, distribute or otherwise dispose of, directly or indirectly, or agree or offer to do any of the foregoing, any shares of Common Stock or any option, warrant or other contract right or security convertible, directly or indirectly, into shares of Common Stock, other than issuances pursuant to the Incentive Plan or grants of options under the Non-Statutory Plan as described (including, without limitation, as to the maximum number of shares of Common Stock issuable thereunder), in the Registration Statement and the issuance of shares of Common Stock upon the exercise of options granted under the Non-Statutory Plan.

            (l) Neither the Company nor any of its officers, directors, stockholders or affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to illegally stabilize or manipulate the price of any securities of the Company or which might be expected to cause or result in, under the Exchange Act or otherwise, the illegal stabilization or manipulation of the price of any security of the Company.

            (m) The Company shall apply the net proceeds from the sale of the Securities offered to the public in the manner set forth under the caption "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company. The Company shall, on or promptly after the Closing Date, pay Alan Wishnow the sum of $50,000 as a finder's fee.

            (n) The Company shall timely file all registrations, reports, forms or other documents as may be required (including, without limitation, any Form SR required by Rule 463 under the Act) from time to time under the Act, the Exchange Act and the Rules and Regulations, all such registrations, reports, forms and other documents shall comply as to form and substance with the applicable requirements under the Act, the Exchange Act and the Rules and Regulations. The Company shall promptly provide to the Representative and, upon request, the Underwriters copies of such registrations, regulations, reports, forms or other documents.

            (o) The Company shall furnish to the Representative as early as practicable prior to the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than forty-five (45) days prior to the date hereof, the Closing Date or the relevant Option Closing Date, as the case may be) which have been read by the Company's independent certified public accountants, as stated in their letters to be furnished pursuant to Sections 7(i) and 7(j) hereof.

            (p) Subject to applicable eligibility requirements, the Company shall use its best efforts to cause the Securities to be quoted on the NNM or some other nationally recognized stock exchange and for a period of five (5) years from the date hereof, the Company shall maintain the appropriate NNM or stock exchange listing of the Securities so long as the Company continues to have securities registered under the Act or the Exchange Act or otherwise publicly tradeable and Securities continue to be outstanding and shall comply with all registration, filing, reporting and other requirements of the NNM or such stock exchange, which may from time to time be applicable to the Company.

            (q) For a period of five (5) years from the Closing Date, the Company shall furnish or cause to be furnished to the Representative, upon any and all reasonable requests of the Representative and at the Company's sole expense, (i) daily consolidated transfer sheets relating to the Common Stock and
(ii) a list of holders of all of the Company's securities.

            (r) For a period of five (5) years from the Closing Date, so long as the Company continues to have securities registered under the Act or the Exchange Act or otherwise publicly tradeable and Common Stock continues to be outstanding, the Company shall, at the Company's sole expense, (i) provide the Representative, upon any and all reasonable requests of the Representative, with a "blue sky trading survey" for secondary sales of the Company's securities prepared by counsel to the Company, and (ii) take all necessary and appropriate actions to further qualify the Company's securities in all jurisdictions of the United States in order to permit secondary sales of such securities pursuant to the securities or "blue sky" laws of those jurisdictions, provided, however, that the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction. In the event that the Company does not comply with the provisions of this Section 5(r), the Company authorizes the Underwriters' Counsel to take all necessary and appropriate actions to comply with the provisions of this Section 5(r), at the Company's sole expense payable in advance, provided that in no event shall the Company be obligated for expenses in excess of five thousand dollars ($5,000) per year.

            (s) As soon as practicable, (i) but in no event more than five (5) business days before the effective date of the Registration Statement, the Company shall file a Form 8-A with the Commission providing for the registration under the Exchange Act of its Common Stock, which registration shall become effective concurrently on such effective date, and (ii) but in no event more than one hundred twenty (120) days after the effective date of the Registration Statement. Subject to applicable eligibility requirements, the Company shall use its best reasonable efforts to take all necessary and appropriate actions to be included in Standard & Poor's Corporation Manual and Moody's Investors Services, Inc. Manual and to continue such inclusion for a period of not less than seven
(7) years or so long as the Company has securities which are registered under the Act or the Exchange Act or otherwise publicly tradeable and Common Stock continues to be outstanding.

            (t) The Company hereby agrees that it will not, for a period of thirty six (36) months commencing with the effective date of the Registration Statement, without the Representative's written approval and except as provided in the Incentive Plan, (i) adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan, agreement, understanding or arrangement permitting the grant, issue, sale or entry into any agreement, understanding or arrangement to grant, issue or sell any option, warrant or other contract right (x) except as permitted by the Incentive Plan, at an exercise price that is less than the fair market value per share of Common Stock on the date of grant or sale or (y) to any of its executive officers or directors or to any holder of five percent (5%) or more of the Common Stock or any holder of five percent (5%) or more of the Common Stock as the result of the exercise or conversion of equivalent securities, including, without limitation, options, warrants or other contract rights or securities convertible, directly or indirectly, into shares of Common Stock; (ii) permit the maximum number of shares of Common Stock or other securities of the Company purchasable at any time pursuant to options, warrants or other contract rights or securities convertible, directly or indirectly, into shares of Common Stock to exceed fifteen percent (15%) of the outstanding shares of Common Stock unless such action is approved by at least two independent directors of the Company; (iii) permit the payment for such securities, including, without limitation, upon the exercise of any option, warrant or other contract right upon the conversion of any security convertible, directly or indirectly, into shares of Common Stock, with any form of consideration other than cash (other than payments made pursuant to, and in accordance with, the Non-Statutory Plan or the Incentive
Plan); or (iv) permit the existence of stock appreciation rights, phantom options or similar arrangements. The provisions of this Section 5(t) shall not apply to grants, issuances or sales to, or agreements with, the Underwriters or you, individually and not in your capacity as the Representative..

            (u) Until the completion of the distribution (as such term would be applied under Rule 10b-6 promulgated under the Exchange Act) of the Firm Shares and, if applicable, the Option Shares, to the public, the Company shall not, without the prior written consent of the Representative, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations or except as specifically required by law as advised to the Company by its outside counsel.

            (v) Prior to the earlier of (i) the date which is seven (7) years from the date hereof and (ii) the date of the completion of the sale to the public of all of the Representative's Shares, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form S-1 or, commencing one year from the date hereof, Form S-3 (or other appropriate form) for the registration under the Act of the Representative's Shares.

            (w) For a period of thirty-six (36) months after the effective date of the Registration Statement, the Company shall not, without the written consent of the Representative (which shall not be unreasonably withheld), restate, amend, modify or otherwise alter any term of any written employment, consulting or similar agreement entered into between the Company and its Chief Executive Officer, President, any director or key employee as of the effective date of the Registration Statement in a manner which is more favorable to such officer, director or key employee. For a period of thirty-six (36) months from the effective date of the Registration Statement, the Company shall not enter into a written employment, consulting or similar agreement with any officer, director or key employee with whom the Company has entered into a written employment, consulting or similar agreement as of the effective date of the Registration Statement other than the renewal of such agreement on terms which are no more favorable to such officer, director or key employee unless agreed upon in writing by the Representative.

            (x) [Intentionally omitted]

            (y) For a period of five (5) years from the date hereof, the Company will retain Arthur Andersen LLP (or such other nationally-recognized accounting firm qualified to practice in front of the Commission as is reasonably acceptable to the Representative) as its independent certified public accountants.

            (z) For a period of two (2) years after the effective date of the Registration Statement, the Company shall provide you with reasonable notification of each meeting of its board of directors along with any other formal correspondence and communications sent by the Company to members of its board of directors.

            (aa) The Company will cause its transfer agent to mark an appropriate legend on the face of the stock certificates representing all of the securities subject to Lock-Up Agreements and to place "stop transfer" orders on the Company's stock ledgers.

            (ab) The Company shall at all times following the Closing Date have reserved and available for issuance a sufficient number of shares of Common Stock to be issued upon exercise of the Representative's Warrants.

            (ac) When the Registration Statement becomes effective and at all times subsequent thereto up to and including the Closing Date and each Option Closing Date, if any, and during such other periods as a prospectus may be required to be delivered in connection with sales by any Underwriter or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will comply with the requirements of the Act and the Rules and Regulations, and at and through such dates, neither the Registration Statement, the Prospectus nor any amendment thereof or supplement thereto will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         6. Payment of Expenses.

            (a) The Company hereby agrees to pay (such payment to be made on the Closing Date as part of the closing on such date and on each Option Closing Date as part of the closing on such date (to the extent not paid on the Closing Date or a previous Option Closing Date)) all expenses and fees (other than fees of the Underwriters' Counsel not specifically provided for in this Section 6) incident to the issuance, offer, sale and delivery of the Securities and the performance of the obligations of the Company under this Agreement and the Representative's Warrant Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges), filing, delivery and mailing (including the payment of postage with respect thereto) of each Preliminary Prospectus, the Registration Statement and the Prospectus and any amendments and supplements or Term Sheets thereto and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, all other underwriting documents (including Agreements Among Underwriters, Underwriter's Questionnaires, Underwriter's Powers of Attorneys and Selected Dealer Agreements), the Representative's Warrant Agreement and agreements with selected dealers, and related documents, including the cost of all copies thereof and of each Preliminary Prospectus and of the Prospectus and any amendments thereof or supplements thereto supplied to each of the Underwriters and such dealers as the Underwriters may request, in such quantities as the Underwriters may reasonably request, (iii) all costs and expenses (including issue and transfer taxes) incurred in connection with the printing, engraving, issuance, sale and delivery of the Securities, including (x) the purchase by each of the Underwriters, severally and not jointly, of the number of the Securities from the Company set forth opposite its name on Schedule I, (y) the consummation by the Company of any of its obligations under this Agreement and the Representative's Warrant Agreement and (z) the resale of the Securities by each of the Underwriters in connection with the distribution contemplated hereby, (iv) all costs and expenses incurred in connection with the qualification of the Securities under state securities or "blue sky" laws and the determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum" and the "Legal Investments Survey," if any, (v) the fees, costs and expenses incurred in connection with any required filing with the NASD and obtaining a determination from the NASD with respect to the fairness and reasonableness of the underwriting terms and arrangements and disbursements and fees of Jeffer, Mangels, Butler & Marmaro, LLP in connection with such determinations, filings, documents and qualifications of the Securities, (vi) all advertising costs and expenses, including costs and expenses in connection with "road shows," information meetings and presentations, bound volumes and prospectus memorabilia and "tombstone" advertisements, (vii) all costs and expenses incurred in connection with due diligence investigations by an independent third party, subject to the Company's prior approval which shall not be unreasonably withheld, including the fees of any independent counsel (other than Jeffer, Mangels, Butler & Marmaro, LLP) or consultants, (viii) the fees and expenses of a transfer agent and registrar for the Securities, (ix) the fees payable to the Commission and (x) the fees and expenses incurred in connection with the listing of the Securities on the NNM and any other exchange.

            (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 7 or 12 hereof, by the Underwriters in accordance with a reasonable application of Section 11(a) hereof or if the transactions contemplated hereby are not consummated by the Company for any reason, the Company shall reimburse and indemnify the Underwriters for all of their actual out-of-pocket expenses, including, without limitation, all of the fees and disbursements of Underwriters' Counsel (including, without limitation, the fees of the Underwriters' Counsel specifically provided for herein).

            (c) The Company further agrees that, in addition to the expenses payable pursuant to Section 6(a) hereof, it will pay to you, individually and not in your capacity as the Representative, on the Closing Date by certified or bank cashier's check, or, at your election, by deduction from the proceeds of the offering of the Firm Shares, a non-accountable expense allowance equal to three percent (3%) of the aggregate offering proceeds from the sale of the Firm Shares. In the event the Underwriters elect to exercise all or any part of the over-allotment option described in Section 3(b) hereof, the Company and each Selling Stockholder agrees to pay to you, individually and not in your capacity as the Representative, on each Option Closing Date, by certified or bank cashier's check, or, at your election, by deduction from the proceeds of the Option Shares purchased from the Company or such Selling Stockholder on such Option Closing Date, a non-accountable expense allowance equal to three percent (3%) of the aggregate offering proceeds from the sale of such Option Shares by the Company or such Selling Stockholder.

         7. Conditions of the Underwriters' Obligations. The obligations of each of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company and the Selling Stockholders herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date and each Option Closing Date, if any, of the statements of officers of the Company made and certificates of officers of the Company and/or the Selling Stockholders delivered pursuant to the provisions hereof; and the performance by the Company and the Selling Stockholders on and as of the Closing Date and each Option Closing Date, if any, of all of its covenants and obligations hereunder which are possible to perform on and as of such date and to the following further conditions:

            (a) The Registration Statement shall have become effective not later than 6:30 a.m., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been initiated or shall be pending, threatened or contemplated by the Commission or any State or other regulatory body and any request on the part of the Commission or any State or other regulatory body for additional information shall have been complied with to the reasonable satisfaction of the Representative and the Underwriters' Counsel. If the Company has elected to rely upon Rule 430A under the Act, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) under the Act within the prescribed time period or shall have been delivered and shall have been filed with the Commission as required by Rule 434 under the Act, as applicable, and, prior to the Closing Date, the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A under the Act. Neither the Registration Statement nor the Prospectus nor any amendment thereto or supplement thereof (including a Term Sheet) shall have been filed to which the Representative shall have reasonably objected after it shall have had the chance to review such amendment or supplement unless the Company's outside counsel reasonably determines in a written opinion that such amendment or supplement is required to be filed pursuant to applicable law.

            (b) No Underwriter shall have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or that the Prospectus, or any amendment or supplement (including any Term Sheet) thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            (c) On or prior to the Closing Date, the Representative shall have received from the Underwriters' Counsel such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the Registration Statement, the Prospectus and such other related matters as the Representative may request and the Underwriters' Counsel shall have received such papers and information as it may request in order to enable it to pass upon such matters.

            (d) At the Closing Date, the Representative shall have received the favorable opinion of Keesal, Young & Logan, counsel to the Company, dated the Closing Date, addressed to the Representative, in form and substance satisfactory to the Underwriters' Counsel and subject to customary qualifications and conditions, to the effect that, with respect to the matters set forth in Schedule II attached hereto and incorporated herein by this reference.

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which it is admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to the Underwriters' Counsel) of other counsel, acceptable to the Underwriters' Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent it deems proper, on certificates and written statements of responsible officers of the Company and certificates or other written statement of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such opinions, statements or certificates shall be delivered to the Representative and the Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Underwriters and the Underwriters' Counsel are justified in relying thereon.

            At each Option Closing Date, if any, the Representative shall have received the favorable opinion of Keesal, Young & Logan, counsel to the Company, dated such Option Closing Date, addressed to the Representative and in form and substance satisfactory to Underwriters' Counsel confirming as of such Option Closing Date the statements made by Keesal, Young & Logan in its opinion delivered on the Closing Date.

            (e) on or prior to the Closing Date and each Option Closing Date, if any, the Underwriters' Counsel shall have been furnished with such documents, certificates and opinions as it may reasonably require for the purpose of enabling it to review or pass upon the matters referred to in Section 7(c) hereof, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company herein contained.

            (f) Prior to the Closing Date and each Option Closing Date, if any,
(i) there shall have been no adverse change or development involving a prospective adverse change in the condition (financial or otherwise), earnings, business affairs, position, prospects, stockholders' equity, operations, properties, businesses or results of operations of the Company from the latest dates as of which such matters are set forth in the Registration Statement and the Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business and consistent with past practices, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and the Prospectus, which may in any way be adverse to the Company; (iii) the Company shall not be in default, and no event shall have occurred which, with notice, lapse of time or both, would constitute a default, under any provision of any agreement, instrument or other document relating to any outstanding indebtedness; (iv) except as described in the Prospectus under "Dividend Policy," the Company shall not have issued any securities (other than the Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class, and there shall not have been any change in the capital stock, or any change in the debt (long- or short-term) or liabilities or obligations (contingent or otherwise), of the Company; (v) no material amount of the property or assets (tangible or intangible) of the Company shall have been pledged, mortgaged or otherwise encumbered; and (vi) no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding (including, without limitation, those pertaining to environmental, health or similar matters) shall be pending, contemplated or threatened (or circumstances giving rise to same) to which the Company is subject or to which any property or assets (tangible or intangible) of the Company are subject wherein an unfavorable decision, ruling or finding may materially adversely affect the condition (financial or otherwise), earnings, business affairs, position, prospects, stockholders' equity, operations, properties, businesses or results of operations of the Company taken as a whole, except as set forth in the Registration Statement and Prospectus and except for debts, liabilities and obligations incurred in the normal course of business consistent with past practices.

            (g) At the Closing Date and each Option Closing Date, if any, the Representative shall have received a certificate of the Company and each Selling Stockholder signed by the principal executive officer, the chief financial or chief accounting officer of the Company and the Selling Stockholders, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

                (i) the representations and warranties of the Company and the Selling Stockholders in this Agreement are true and correct, as if made on and as of the Closing Date or such Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on their part to be performed or satisfied at or prior to the Closing Date or such Option Closing Date, as the case may be;

                (ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been initiated or are pending, contemplated or threatened;

                (iii) the Registration Statement, the Prospectus and each amendment and supplement thereto, if any, contain all statements and information required to be included therein, and neither the Registration Statement nor any amendment thereto, at the time such Registration Statement or amendment became effective and as of the date of such certificate included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither any Prospectus nor any supplement thereto, at the date of such Prospectus or supplement thereto and at the date of such certificate, included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

                (iv) subsequent to the latest respective dates as of which information is given in the Registration Statement and the Prospectus, (A) the Company has not incurred any liabilities or obligations, direct, indirect or contingent, other than in the ordinary course of business; (B) the Company has not paid or declared any dividends or other distributions on its capital stock or other ownership interests; (C) the Company has not entered into any transactions not in the ordinary course of business; (D) there has not been any change in the capital stock, long-term debt or short-term debt (other than any increase in short-term debt in the ordinary course of business) of the Company; (E) other than ordinary wear and tear, the Company has not sustained any material loss or damage to its property or assets (tangible and intangible), whether or not insured; (F) there is no litigation which is pending, threatened or contemplated (or circumstances giving rise to same) against the Company which is required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and (G) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth.

References to the Registration Statement and the Prospectus in this Section 7(g) are to such documents as amended and supplemented at the date of such certificate.

            (h) By the Closing Date, the Representative shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, in the amount as described in the Registration Statement.

            (i) At or prior to the time this Agreement is executed, the Representative shall have received a letter, dated such date, addressed to the Representative and in form and substance satisfactory in all respects to the Representative from Arthur Andersen, LLP:

                (i) confirming that it is an accounting firm of independent certified public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations;

                (ii) stating its opinion that the financial statements and schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations and that each of the Underwriters may rely upon the opinion of Arthur Andersen LLP with respect to such financial statements and schedules included in the Registration Statement;

                (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and the board of directors, including any committees of the board of directors, of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to its attention which would lead it to believe that (A) the unaudited financial statements and schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement or (B) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock, short-term debt or long-term debt of the Company, or any decrease in the stockholders' equity or net current assets or net assets of the Company as compared with amounts shown in the December 31, 1995 balance sheet included in the Registration Statement or, if there was any change or decrease, setting forth the amount of such change or decrease, or (C) during the period from January 1, 1996 to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in revenues, net income or net earnings per share of Common Stock, in each case as compared with the corresponding period beginning January 1, 1995, or, if there was any such decrease, setting forth the amount of such decrease;

                (iv) stating that it has compared specific dollar amounts, numbers of shares, percentages, statements and other financial information pertaining to the Company set forth in the Registration Statement, in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets or analysis, of the Company with the results obtained from the application of specific readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

                (v) stating it has read the unaudited financial statements referred to in Section 5(o) hereof; and

                (vi) statements as to such other matters as the Representative may reasonably request.

            (j) At the Closing Date and each Option Closing Date, if any, the Representative shall have received from Arthur Andersen LLP a letter, dated as of the Closing Date or such Option Closing Date, as the case may be, to the effect that (i) it reaffirms that statements made in the letter furnished pursuant to Section 6(i) hereof, (ii) if the Company has elected to rely on Rule 430A under the Act or a Term Sheet under Rule 434, to the further effect that it has carried out procedures as specified in clause (iv) of such Section 6(i) with respect to certain amounts, numbers, percentages, statements and other financial information as specified by the Representative and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) or 434 and has found such amounts, numbers, percentages, statements and other financial information to be in agreement with the documents specified in such clause (iv); and (iii) it has read the unaudited financial statements referred to in Section 5(o) hereof.

            (k) On the Closing Date and each Option Closing Date, if any, there shall have been duly tendered to the Representative the appropriate number of Securities.

            (l) No order suspending the sale of the shares in any jurisdiction designated by the Representative pursuant to Section 5(e) hereof shall have been issued on either the Closing Date or any Option Closing Date, and no proceedings for that purpose shall have been initiated or shall be pending, contemplated or threatened.

            (m) On or before the Closing Date, the Company shall have executed and delivered to you, individually and not in your capacity as the Representative, the Representative's Warrant Agreement, substantially in the form filed as Exhibit 4-B to the Registration Statement. The executed version of the Representative's Warrant Agreement shall be satisfactory to you.

            (n) On or before the effective date of the Registration Statement, the Securities shall have been duly approved for quotation on the NNM.

            (o) On or before the effective date of the Registration Statement, the Company shall provide the Representative with true copies of valid, duly executed, legally binding and enforceable Lock-Up Agreements. On or before the Closing Date, the Company shall deliver instructions to its transfer agent authorizing such transfer agent to place appropriate legends on the certificates representing the securities subject to the Lock-Up Agreements, and to place appropriate stop transfer orders on the Company's ledgers. On or before the effective date of the Registration Statement, there shall have been delivered to the Representative all of the Lock-Up Agreements, in form and substance satisfactory to the Underwriters' Counsel.

            (p) The Company shall provide the Representative with such additional documents and certificates as the Representative may reasonably request.

            (q) (i) the Recapitalization shall have been effected, (ii) the Company's phantom stock plan shall have terminated and promissory notes shall have been issued in consideration for the cancellation of certain phantom stock options in the amounts and on the terms described in the Prospectus under "Certain Transactions," and (iii) the Subordinated Notes described in the Prospectus under "Dividend Policy" shall have been issued and any claims for accrued dividends on the Company's Preferred Stock shall be waived and released by the persons having the rights to such dividends.

         If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or at any Option Closing Date, as the case may be, is not so fulfilled, the Underwriters may terminate this Agreement, without liability to any of the Underwriters, or, if the Representative so elects in its sole discretion, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

         8. Indemnification and Contribution.

            (a) The Company and the Selling Stockholders jointly and severally agree to indemnify and hold harmless each Underwriter (for purposes of this Section 8, "Underwriters" shall include the officers, directors, partners, employees, agents and counsel of each Underwriter), and each person, if any, who controls any of the Underwriters, as applicable ("controlling person"), within the meaning of Section 15 of the Act or Section

20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable attorneys, fees and expenses) or liabilities and all actions, suits, proceedings, inquiries, arbitrations, investigations, litigation or governmental or other proceedings (in this Section 8, collectively, "actions") in respect thereof, whatsoever (including, without limitation, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any action, commenced or threatened, or any claim whatsoever), as such are incurred, to which any Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; (iii) in any application or other document or written communication (in this Section 8, collectively, "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities or "blue sky" laws thereof or filed with the Commission, any state securities commission or agency, the NASD or the NNM or any other securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances in which they were made), unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Representative with respect to an Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement (including any Term Sheet) thereto, or in any application, as the case may be. In addition to its other obligations under this Section 8(a), the Company agrees that, as an interim measure during the pendency of any action arising out of or based upon any untrue statement or omission, or alleged untrue statement or alleged omission as described in this Section 8(a), it will reimburse each Underwriter (and, to the extent applicable, each controlling person), on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such action, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligations to reimburse each Underwriter and (and, to the extent applicable, each controlling person), for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement is so held to have been improper as to the Company, each Underwriter (and, to the extent applicable, each controlling person), shall promptly return it to the Company together with interest compounded daily, based on the "reference rate" announced from time to time by Bank of America NTSA (the "Prime Rate"), but in no case more than is allowed by applicable law. Any such interim reimbursement payments which are not made to an Underwriter, or a controlling person, as applicable, within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. In no event, however, shall the liability of the Selling Stockholders other than Berger for indemnification under this Section 8(a), when added to any amounts paid by the Selling Stockholders under Section 8(d), exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total

Securities sold hereunder which is being sold by the Selling Stockholders, or
(ii) the proceeds received by the Selling Stockholders from the Underwriters in the offering.

         The indemnity agreement in this Section 8(a) shall be in addition to any liability which the Company may have at common law or otherwise.

            (b) Each Underwriter severally, but not jointly, agrees to indemnity and hold harmless the Company (for purposes of this Section 8, "Company" shall include the officers, directors, partners, employees, agents and counsel of the Company), the Selling Stockholders and each other person, if any, who control the Company or the Selling Stockholders ("controlling person") within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement (including any Term Sheet) thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company by the Representative with respect to such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement (including any Term Sheet) thereto or in any application, provided that such written information or omissions only pertain to disclosures in any Preliminary Prospectus, the Registration Statement or the Prospectus directly relating to the transactions effected by such Underwriter or the Underwriters as a group in connection with the offering contemplated hereby. The Company acknowledges that the statements with respect to the Underwriters and the public offering of the Securities set forth under the heading "Underwriting," the risks factors entitled "Recently Formed Representative May Be Unable to Complete Offering or Make a Market" and "Representative's Potential Influence on the Market," and the stabilization legend in the Prospectus have been furnished by the Representative with respect to the Underwriters expressly for use therein and constitute the only information furnished in writing by the Representative with respect to the Underwriters for inclusion in any Preliminary Prospectus, the Registration Statement or the Prospectus. In addition to its other obligations under this
Section 8(b), each Underwriter severally, but not jointly, agrees that, as an interim measure during the pendency of any action arising out of or based upon any untrue statement or omission, or alleged untrue statement or alleged omission as described in this Section 8(b), it will reimburse Company and (and, to the extent applicable, each controlling person) on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such action, notwithstanding the absence of a judicial determination as to the propriety and enforceability of such Underwriter's obligations to reimburse the Company (and, to the extent applicable, each controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement is so held to have been improper as to such Underwriter, such Underwriter (and, to the extent applicable, each controlling person) shall promptly return it to the Company, together with interest compounded daily, based on the "prime rate" announced from time to time by Bank of American NTSA (the "Prime Rate"), but in no case more than is allowed by applicable law. Any such interim reimbursement payments which are not made to the Company within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. Notwithstanding the provisions of this Section 8(b), no Underwriter shall be required to indemnify or hold harmless the Company, or any controlling person for, in the aggregate, any amounts in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder.

         The indemnity agreement in this Section 8(b) shall be in addition to any liability which each Underwriter severally, but not jointly, may have at common law or otherwise.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party shall notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been materially prejudiced by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties shall be entitled to participate therein, and to the extent it or they may elect by written notice delivered to the indemnified party or parties promptly after receiving the aforesaid notice from such indemnified party or parties, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, an indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party or parties in connection with the defense of such action at the expense of the indemnifying party or parties,
(ii) the indemnifying party or parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party shall have reasonably concluded that there may be one or more defenses available to it which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel (in addition to appropriate local counsel) shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to appropriate local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 8 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent may not be unreasonably withheld.

            (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes a claim for indemnification pursuant to this Section 8, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 8 provide for indemnification in such case or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or by the Representative with respect to an Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to in the first sentence of this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act and the cases and promulgations thereunder) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), each person, if any, who controls the Company, the Selling Stockholders or an Underwriter within the meaning of the Act, each officer of the Company who has signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Underwriters, or the Company, as the case may be, subject in each case to the provisions of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect to which a claim for contribution may be made against another party or parties under this Section 8(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Section 8(d) except to the extent it has been materially prejudiced by such failure. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise. Notwithstanding anything to the contrary contained in this Agreement, the Selling Stockholders shall not be required to contribute any amount which when added to any amounts paid by the Selling Stockholders under Section 8(a), would be in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified or contributed against equal to the proportion of the total Securities sold hereunder which is being sold by it, or
(ii) the proceeds received by it from the Underwriters in the offering. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

            (e) The indemnity and contribution agreements contained in this
Section 8 and the representations and warranties of the Company and the Selling Stockholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or the Selling Stockholders or any person controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and
(iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

            (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement (including any Term Sheet) thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

         9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties, covenants and agreements contained in this Agreement, or contained in certificates of officers of the Company or the Selling Stockholders delivered pursuant hereto, shall be deemed to be representations, warranties, covenants and agreements at the Closing Date and at each Option Closing Date, as the case may be, and such representations, warranties, covenants and agreements of the Company and the Selling Stockholders and the respective indemnity and contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Representative, any of the Underwriters or the Company or the Selling Stockholders, and shall survive the termination of this Agreement and the issuance, sale and delivery of the Securities to the Underwriters.

         10. Effective Date. This Agreement shall become effective at 10:00 a.m., New York City time, on the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representative, in its sole discretion, shall release the Securities for sale to the public; provided, however, that the provisions of Sections 6, 8 and 11 hereof shall at all times be effective. For purposes of this Section 10, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams or facsimile transmissions to securities dealers releasing such

Securities for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Securities.

         11. Termination.

            (a) The Representative shall have the right to terminate this Agreement after it becomes effective, the exercise of which shall be determined in the Representative's sole discretion, if: (i) any domestic or international event or act or occurrence has, as determined in the Representative's sole judgment, disrupted, or in the Representative's sole judgment will in the immediate future materially disrupt, the financial markets; or (ii) any material adverse change, as determined in the Representative's sole judgment, in the financial markets shall have occurred; or (iii) trading on the New York Stock Exchange, the American Stock Exchange, the NNM or the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or the Commission or any other governmental authority having jurisdiction; or (iv) the United States shall have become involved in a war or in hostilities, or there shall have been an escalation in an existing war or hostilities or a national emergency shall have been declared in the United States; or (v) a banking moratorium shall have been declared by any state or federal authority or body; or (vi) a moratorium in foreign exchange trading shall have been declared; or (vii) the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative's sole judgment, make it inadvisable to proceed with the offering, sale or delivery of the Securities; or (viii) there shall have been a material adverse change or development involving a material prospective change, in the condition (financial or otherwise), earnings, business affairs, position, prospects, stockholders' equity, operations, obligations, properties, businesses, management or results of operations of the Company taken as a whole, whether or not arising in the ordinary course of business, or (ix) if there shall have been a material adverse change in the general market, political or economic conditions, whether in the United States or elsewhere, as in the Representative's sole judgment would make it inadvisable to proceed with the offering, sale or delivery of the Securities.

            (b) Notwithstanding any contrary provision contained in this Agreement, in the event of any termination of this Agreement (including, without limitation, pursuant to Sections 7, 11(a) or 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Sections 6 and 8 hereof shall remain effective and shall not in any way be affected by such termination or failure to carry out the terms of this Agreement or any part hereof.

         12. Default by the Company. If the Company or the Selling Stockholders shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Securities which it or he is obligated to sell and deliver hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Shares to be purchased on an Option Closing Date, the Underwriters may, in the

Representative's sole discretion, by notice from the Representative to the Company and Selling Stockholders, terminate the Underwriters' obligation to purchase such Option Shares from the Company and the Selling Stockholders on such date) with no liability whatsoever on the part of any non-defaulting party other than pursuant to Sections 6, 8 and 11 hereof. No action taken pursuant to this Section 12 shall relieve the Company or the Selling Stockholders from liability, if any, in respect of such default.

         13. Substitution of Underwriters. If any Underwriter defaults in its obligation to purchase the number of Securities which it has agreed to purchase under this Agreement, the non-defaulting Underwriters shall be obligated to purchase (in the respective proportions which the number of Securities set forth opposite the name of each non-defaulting Underwriter in Schedule I bears to the total number of Securities set forth opposite the names of all the non-defaulting Underwriters in Schedule I) the Securities which the defaulting Underwriter agreed but failed to purchase; except that the non-defaulting Underwriters shall not be obligated to purchase any of the Securities if the total number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 10% of the total number of Securities, and any non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Securities set forth opposite its name in Schedule I plus the total number of Option Shares purchasable by it pursuant to the terms of Section 3(b) hereof. If the foregoing maximums are exceeded, the non-defaulting Underwriters, and any other underwriters satisfactory to you who so agree, shall have the right, but shall not be obligated, to purchase (in such proportions as may be agreed upon among them) all the Securities. If the non-defaulting Underwriters or the other underwriters satisfactory to you do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company except for the payment of expenses to be borne by the Company as provided in Section 6(a) hereof and the indemnify and contribution agreements of the Company and the Underwriters contained in Section 8 hereof; provided, however, that this provision shall not affect any Closing which at the time of such termination already shall have taken place.

             Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If the other underwriters satisfactory to you are obligated or agreed to purchase the Securities of a defaulting Underwriter, either you or the Company may postpone the Closing Date for up to seven full Business Days in order to effect any changes that may be necessary in the Registration Statement, the Prospectus or in any other document or agreement, and to file promptly any amendments or any supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary.

         14. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed, delivered by hand or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at 1999 Avenue of the Stars, Suite 2800, Los Angeles, California 90067, Attention: Mr. Anthony Soich, with a copy to Jeffer, Mangels, Butler & Marmaro, LLP, 2121 Avenue of the Stars, 10th Floor, Los Angeles, California 90067, Attention: Steven J. Insel, Esq. Notices to the Company and the Selling Stockholders shall be directed to the Company at 13845 Artesia Boulevard, Cerritos, California 90703-9000, Attention: Richard Berger, with a copy to Keesal, Young & Logan, 400 Oceangate, Long Beach, California 90802, Attention: Jeffrey D. Warren, Esq.

         15. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the Selling Stockholders and the controlling persons, officers, directors and others referred to in Section 8 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from an Underwriter shall be deemed to be a successor merely by reason of such purchase.

         16. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to conflict of laws principles thereof.

         17. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to he one and the same instrument. Delivery of executed copies of this Agreement by facsimile transmission shall be deemed to be delivery of an original, executed copy of this Agreement by the transmitting party.

         18. Entire Agreement; Amendments. This Agreement and the Representative's Warrant Agreement constitute the entire agreement of the parties hereto concerning the subject matter hereof and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended, modified or altered except in a writing signed by the Representative and the Company.

         If the foregoing correctly sets forth the understanding among the parties hereto, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                         Very truly yours,

                                         CRAIG CONSUMER ELECTRONICS, INC.


                                         By:____________________________________
                                                 Richard I. Berger
                                                 President and CEO


                                         BERGER HOLDINGS


                                         By:____________________________________
                                                 Richard I. Berger


                                         EXECUTIVE MARKETING, INC.
                                         EMPLOYEE PENSION PLAN


                                         By:____________________________________
                                              Richard I. Berger, Trustee


                                         _______________________________________
                                         RICHARD I. BERGER

                       [Signatures Continued on Next Page]

                    [Signatures Continued from Previous Page]

                                         RAM INVESTMENT GROUP, A CALIFORNIA
                                         GENERAL PARTNERSHIP


                                         By:____________________________________
                                              Richard A. Miller


                                         RICHARD ALAN MILLER INC.
                                         EMPLOYEES' PENSION PLAN


                                         By:____________________________________
                                              Richard A. Miller, Trustee


                                         _______________________________________
                                         RICHARD A. MILLER


                                         _______________________________________
                                         WILLIAM ROLLNICK


                                         _______________________________________
                                         KARL JOHANNSMEIER

Confirmed and accepted as of
  the date first above written.

THE BOSTON GROUP, L.P.
AS REPRESENTATIVE FOR THE
  SEVERAL UNDERWRITERS NAMED
  IN SCHEDULE I ATTACHED HERETO

By:_____________________________________
     Anthony Soich
     Director of Corporate Finance

                                   SCHEDULE I


Underwriter                                                     Number of Shares
- -----------                                                     ----------------

                                   SCHEDULE II

                             Opinion to Underwriters

         (i) the Company (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, (B) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where, to the best knowledge of such counsel, the ownership or lease of property or in which the conduct of its business requires such qualification or licensing, except for those jurisdictions in which the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the Company's condition (financial or otherwise) or results of operations, and (C) has all requisite corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus;

         (ii) the statements in the Registration Statement and the Prospectus summarizing the effects of federal, state and local laws, rules, regulations and orders on the Company's business are accurate and fairly and correctly present the information required to be presented by the Act or the Rules and Regulations, in all material respects, and to the best of our knowledge, there are no statutes, rules or regulations required to be described or referred to in the Registration Statement and Prospectus that are not described or referred to therein;

         (iii) to the best of such counsel's knowledge and except as described in the Prospectus, the Company does not own any interest in any corporation, partnership, joint venture, limited liability company, trust or other business entity;

         (iv) the authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and Prospectus under the heading "Capitalization" and there have been no changes in the authorized, issued and outstanding capital stock of the Company since such date. The Common Stock of the Company conforms to the description thereof contained in the Prospectus. The outstanding shares of Common Stock have been and are, and the Securities to be issued and sold by the Company, upon issuance and delivery and payment therefor in the manner described herein will be, duly authorized, validly issued, fully paid and nonassessable. The certificates for the Firm Shares to be delivered on the Closing Date are in due and proper form. To the best of such counsel's knowledge and except as described in the Prospectus, (i) the issued and outstanding shares of Common Stock are not subject to any preemptive or similar rights or any restrictions upon the voting or transfer thereof, (ii) the holders of the issued and outstanding shares of Common Stock have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders, and (iii) none of the issued and outstanding shares of Common Stock was issued in violation of the preemptive or other similar rights of any holders of any security of the Company;

         (v) to the best of such counsel's knowledge and except as described in the Prospectus, the Company is not a party to or bound by any instrument, agreement or other arrangement or understanding providing for or requiring it to issue any capital stock, rights, warrants, options or other securities, except for securities issued pursuant to this Agreement, the Representative's Warrant Agreement, the Purchase Plan, the Incentive Plan and ad hoc options to purchase an aggregate of 382,928 shares, all as described in the Prospectus;

         (vi) the Registration Statement has become effective under the Act, and, if applicable; any required filing of pricing information has been timely made in the appropriate form under Rule 430A under the Act or under Rule 434 under the Act, and, to the best of such counsel's knowledge, no stop order suspending the use of the Prospectus or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending, threatened or contemplated under the Act;

         (vii) the Prospectus and the Registration Statement, including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) of the Act, if applicable, (other than the financial statements and schedules and other financial and statistical data included therein or omitted therefrom, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

         (viii) to the best of such counsel's knowledge (A) there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement which are not described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement, and (B) there is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding pending, contemplated or threatened, to which the Company is subject or to which any property or assets (tangible or intangible) of the Company is subject, which is required to be disclosed in the Registration Statement and Prospectus which is not so disclosed (and such proceedings as are summarized in the Registration Statement and Prospectus are accurately summarized in all respects);

         (ix) the Company has full corporate power and authority to authorize, issue, deliver and sell the Securities, to enter into each of this Agreement and the Representative's Warrant Agreement and to consummate the transactions contemplated herein and therein; and each of this Agreement and the Representative's Warrant Agreement has been duly authorized, executed and delivered by the Company. Each of this Agreement and the Representative's Warrant Agreement, assuming due authorization, execution and delivery by the parties thereto other than the Company, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors, rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law);

         (x) the execution, delivery and performance of this Agreement and the Representative's Warrant Agreement will not conflict with or result in any breach or violation of any of the terms or provisions of, or constitute (with notice, the lapse of time or both) a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets (tangible or intangible) of the Company pursuant to the terms of (A) the Certificate of Incorporation or bylaws of the Company, (B) to the best of such counsel's knowledge and except as disclosed in the Prospectus, any material license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, purchase order, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument (a "Material Agreement") to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) are or may be subject or (C) to the best of such counsel's knowledge, any law, statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body having jurisdiction over the Company or its activities or properties;

         (xi) no consent, approval, authorization, registration, qualification or order of, and no filing with, any court, administrative agency or other government or regulatory official, agency, authority or body is required in connection with the issuance, delivery and sale of the Securities or the Representative's Warrants, the performance of this Agreement and the Representative's Warrant Agreement or the consummation of the transactions contemplated hereby and thereby, other than such as may be required under the securities or "blue sky" laws of any State and the rules and regulations of the NASD and the Commission, as to which no opinion need be rendered;

         (xii) To the best of such counsel's knowledge or as described in the Prospectus, (A) the Company is not in breach of, or in default under, and no event has occurred which, with notice, lapse of time or both, would constitute a material default of, any term, covenant, condition or provision of any Material Agreement to which the Company is a party or by which it is or may be bound or to which its properties or assets (tangible or intangible) are or may be subject, except where such breach or default would not, individually or in the aggregate, materially adversely affect the Company's condition (financial or otherwise) or results of operations; and (B) the Company is not in violation of any term, covenant, condition or provision of its Certificate of Incorporation or bylaws;

         (xiii) The statements under the captions "Business," "Management," "Certain Transactions," "Description of Capital Stock," "Shares Eligible for Future Sale" and, insofar as such section relates to this Agreement, "Underwriting," in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters;

         (xiv) to such counsel's knowledge, no person, corporation, trust, partnership, association, limited liability company or other entity has the right to include or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

         (xv) to the best of such counsel's knowledge and except as described in the Registration Statement and the Prospectus, there are no claims, payments, arrangements or understandings, whether oral or written, for services in the nature of a finder's fee, brokerage fee, origination fee or otherwise with respect to the offerings contemplated by the Agreement, the Representative's Warrant Agreement, the Registration Statement and the Prospectus or any other arrangements, agreements, understandings, payments or issuances that may affect the Representative's or Underwriters' compensation, as determined by the NASD other than as the Representative itself may have agreed to with third parties;

         (xvi) assuming due execution and capacity by the parties thereto other than the Company, the Lock-Up Agreements are legal, valid and binding obligations of the parties thereto, enforceable against the parties thereto and any subsequent holder of the securities subject thereto in accordance with its terms;

         (xvii) the Company had all requisite corporate power and authority and had received all stockholder and director approvals necessary to effectuate the Recapitalization and all corporate and stockholder proceedings necessary to authorize the Recapitalization were duly taken and effected prior to the effective time of the Recapitalization, (B) the Recapitalization has been consummated and effected as described in the Prospectus, (C) the Company obtained every material consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court of other tribunal required by the Company for the consummation of the Recapitalization, ;

         (xviii) to the best of such counsel's knowledge (A) no consent, approval or authorization of any party to any Material Agreement of the Company was required in order to effect the Recapitalization that was not obtained, except where the failure to do so would not, individually or in the aggregate, have a material adverse effect on the Company's condition (financial or otherwise) or results of operations, and (B) the consummation of the Recapitalization, the issuance of promissory notes in connection with the termination of the Company's phantom stock plan and the issuance of promissory notes in lieu of accrued but unpaid dividends on Preferred Stock (all as described in the Prospectus) did not conflict with or result in any breach or violation of any of the terms, covenants, conditions or provisions of, or constitute (with notice, the lapse of time or both) a default under, result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets (tangible or intangible) of the Company pursuant to the terms of, (x) the Certificate of Incorporation or bylaws of the Company, (y) any Material Agreement of the Company, or (z) any law, statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, administrative agency or other governmental or regulatory official, agency authority or body having jurisdiction over the Company or either of their activities or properties;

         (xix) with respect to the Selling Stockholders and the Company (only in the event of the purchase by the Underwriters of Option Shares on any Option Closing Date):

         (1) this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by the Selling Stockholders; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid, binding and enforceable instruments of such Selling Stockholders (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law),

         (2) assuming that (i) the Underwriters have no notice of any adverse claims with respect to the Option Shares being sold hereunder by the Selling Stockholders, and (ii) the certificates representing the Option Shares being sold by such Selling Stockholders are delivered to the Underwriters in good faith and duly endorsed or accompanied by a duly executed assignment separate from certificate in the State of California, the delivery by such Selling Stockholders to the several Underwriters of certificates for the Option Shares being sold hereunder by such Selling Stockholders against payment therefor as provided herein, will convey good and valid title to such Option Shares to the several Underwriters, free and clear of all "adverse claims" (as that term is defined in Section 8302 of the Commercial Code of the State of California);

         (3) the sale of the Option Shares to the Underwriters by the Selling Stockholders and the Company pursuant to this Agreement, the compliance by such Selling Stockholders with the other provisions of this Agreement and the Custody Agreement, the Lock-Up Agreement executed by Selling Stockholders, and each of the other contracts and agreements described in this Agreement to which any Selling Stockholders is a party, do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (ii) to the best of such counsel's knowledge, conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute or, to the knowledge of such counsel, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholders are a party or by which such Selling Stockholders or any of such Selling Stockholders' properties are bound or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Selling Stockholders.

Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants for the Company, representatives of the Representative and representatives of the Underwriters' Counsel, at which conferences such counsel made inquires of such officers, such other representatives of the Company and representatives of such accountants and discussed the contents of each Preliminary Prospectus, the Registration Statement, the Prospectus and related matters and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in any Preliminary Prospectus, the Registration Statement or the Prospectus (except as and to the extent stated in (xii) above), on the basis of the foregoing and such counsel's participation in the preparation of each Preliminary Prospectus, the Registration Statement and the Prospectus, no facts have come to the attention of such counsel which leads it to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or as of the Closing Date (or the Option Closing Date, as the case may be) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendments or supplements (including any Term Sheet) thereto, at the date of each such Prospectus or amendment or supplement (including any Term Sheet) and at the Closing Date (or the Option Closing Date, as the case may be) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in or omitted therefrom in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendments or supplements (including any Term Sheet) thereto).

         (xx) the Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein, the requisite licenses or other rights to use all trademarks, trade names, service marks, service names, copyright or patents which, individually or in the aggregate, are material to its condition (financial or otherwise), earnings, business affairs, position, prospects, stockholders' equity, operations, properties, businesses or results of operations, and, except as specifically disclosed in the Prospectus under "Business -- Legal Proceedings," there is no claim or action by any person pertaining to, or proceeding, pending, or threatened, which challenges the rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's business (including, without limitation, any such licenses or rights described in the Prospectus as being owned or possessed by the Company), and the Company's current products, services and processes do not and will not infringe on the trademarks, service marks, copyrights, service names, trade names, patents, patent applications or licenses held by any third party.